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                                                                   EXHIBIT 23(a)


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorperation by reference in this Registration Statement of our report dated February 18, 1994 included in Enron Corp.'s Annual Report on Form 10-K for the year ended December 31, 1993 and to all references to our Firm included in this Registration Statment.




                                         ARTHUR ANDERSEN & CO.



Houston, Texas
May 24, 1994